UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: September 30, 2017

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Emerging Markets Growth FundSM

Investment portfolio

September 30, 2017

unaudited

Common stocks 94.10% Asia-Pacific 63.21% China 24.95%	Shares	Value (000)
AAC Technologies Holdings Inc.1	134,500	$2,272
Alibaba Group Holding Ltd. (ADR)2	630,380	108,873
China Everbright International Ltd.1	3,052,000	3,842
China International Capital Corp. Ltd., Class H1	9,969,600	20,316
China Merchants Bank Co., Ltd., Class H1	3,583,000	12,642
China Overseas Grand Oceans Group, Ltd.1	2,487,500	1,614
China Overseas Land & Investment Ltd.1	17,547,950	57,220
China Pacific Insurance (Group) Co., Ltd., Class H1	8,224,400	35,560
China Resources Land Ltd.1	8,947,181	27,468
China Unicom (Hong Kong) Ltd.1,2	3,482,000	4,871
Ctrip.com International, Ltd. (ADR)2	233,517	12,316
Haitian International Holdings Ltd.1	3,505,803	10,106
Hutchison China MediTech Ltd.1	46,718	2,516
Hutchison China MediTech Ltd. (ADR)	277,067	7,556
IMAX China Holding, Inc.1	3,199,488	9,659
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	4,240,605	17,559
JD.com, Inc., Class A (ADR)	123,118	4,703
Jiangsu Hengrui Medicine Co., Ltd., Class A1	2,072,191	18,695
Jiangsu Hengrui Medicine Co., Ltd., Class A (Shanghai exchange)1	4,932,175	44,496
Longfor Properties Co. Ltd.1	15,542,113	39,433
Minth Group Ltd.1	637,369	3,345
NetEase, Inc. (ADR)	19,782	5,219
New Oriental Education & Technology Group Inc. (ADR)2	304,100	26,840
Ping An Insurance (Group) Co. of China, Ltd., Class H1	491,000	3,788
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	6,631,594	27,612
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	5,183,500	12,714
Shenzhen Inovance Technology Co., Ltd., Class A1	2,283,741	9,942
Sino Biopharmaceutical Ltd.1	6,251,033	6,627
Tencent Holdings Ltd.1	1,599,600	69,154
Xin Point Holdings Ltd.1	17,775,000	10,095
Yum China Holdings, Inc.2	484,000	19,345
		636,398
Hong Kong 6.40%
AIA Group Ltd.1	8,321,800	61,717
Galaxy Entertainment Group Ltd.1	3,389,000	23,947
Goodbaby International Holdings Ltd.1	6,014,000	3,323
Jardine Matheson Holdings Ltd.1	40,900	2,592
MGM China Holdings, Ltd.1	3,512,800	8,440
Sands China Ltd.1	1,263,600	6,599
VTech Holdings Ltd.1	298,800	4,364
Wynn Macau, Ltd.1	19,387,834	52,385
		163,367

Emerging Markets Growth Fund — Page 1 of 10

unaudited

Common stocks Asia-Pacific (continued) India 9.77%	Shares	Value (000)
Bharti Airtel Ltd.1	8,078,616	$48,251
CRISIL Ltd.1	91,272	2,547
Godrej Consumer Products Ltd.1	1,149,833	16,213
HDFC Bank Ltd.1	889,822	24,653
HDFC Bank Ltd. (ADR)	200	19
Housing Development Finance Corp. Ltd.1	1,597,011	42,635
ICICI Bank Ltd.1	1,463,957	6,220
ICICI Bank Ltd. (ADR)	1,764,070	15,100
IDFC Bank Ltd.1	14,571,671	12,592
IndusInd Bank Ltd.1	1,117,558	28,837
Info Edge (India) Ltd.1	542,141	9,176
ITC Ltd.1	631,861	2,500
Kotak Mahindra Bank Ltd.1	620,520	9,534
Maruti Suzuki India Ltd.1	51,328	6,279
Nestlé India Ltd.1	27,784	3,072
Piramal Healthcare Ltd.1	192,023	7,712
Steel Authority of India Ltd.1	5,340,494	4,387
TeamLease Services Ltd.1	267,642	6,661
Torrent Power Ltd.1	894,316	2,895
		249,283
Indonesia 5.16%
Astra International Tbk PT1	48,419,700	28,397
Bank Central Asia Tbk PT1	11,535,800	17,391
Bank Mandiri (Persero) Tbk PT, Series B1	21,893,708	10,954
Bank Rakyat Indonesia (Persero) Tbk PT1	11,711,200	13,308
Elang Mahkota Teknologi Tbk PT1	44,422,400	30,672
Matahari Department Store Tbk PT1	22,843,700	15,768
PT Surya Citra Media Tbk1	92,624,500	15,072
		131,562
Malaysia 0.53%
Bumi Armada Bhd.1	17,705,088	3,062
IHH Healthcare Bhd.1,2	3,476,980	4,735
IJM Corp. Bhd.1	7,355,304	5,749
		13,546
Philippines 1.68%
International Container Terminal Services, Inc.1	11,363,408	23,291
SM Investments Corp.1	658,841	11,462
Universal Robina Corp. (Philippines)1	2,654,543	7,987
		42,740
Singapore 1.01%
Yoma Strategic Holdings Ltd.1	59,910,105	25,879
South Korea 5.89%
AMOREPACIFIC Corp.1	1,728	391
BGFretail Co., Ltd.1	56,292	4,081
Hankook Tire Co., Ltd.1,2	280,312	14,736
Hyundai Motor Co.1	36,408	4,788
Naver Corp.1	483	315
POSCO1	21,521	5,964

Emerging Markets Growth Fund — Page 2 of 10

unaudited

Common stocks Asia-Pacific (continued) South Korea (continued)	Shares	Value (000)
Samsung Electronics Co., Ltd.1	38,473	$86,476
Samsung Electronics Co., Ltd. (GDR)1,3	18,002	20,414
Samsung Electronics Co., Ltd., nonvoting preferred1	846	1,528
Shinhan Financial Group Co., Ltd.1	261,539	11,538
		150,231
Taiwan 6.95%
AirTAC International Group1	1,451,246	20,090
CTCI Corp. (Taiwan)1	5,613,100	9,020
Delta Electronics, Inc.1	4,510,701	23,261
E.SUN Financial Holding Co., Ltd.1	395,262	236
Ginko International Co., Ltd.1	777,000	5,331
MediaTek Inc.1	2,737,000	25,782
Taiwan Semiconductor Manufacturing Co., Ltd.1	12,606,094	90,665
Vanguard International Semiconductor Corp.1	1,718,000	2,966
		177,351
Thailand 0.87%
Bangkok Bank PCL, nonvoting depository receipt1	2,323,704	12,998
Central Pattana PCL1	3,959,400	9,259
		22,257
		1,612,614
Latin America 12.30% Argentina 0.00%
Grupo Financiero Galicia SA, Class B	5	—
Brazil 6.65%
CCR SA, ordinary nominative	6,422,489	35,913
Centro de Imagem Diagnosticos SA	836,700	4,502
Cielo SA, ordinary nominative	730,600	5,070
Hypermarcas SA, ordinary nominative	2,652,700	26,970
IRB Brasil Resseguros SA2	531,500	5,077
Itaú Unibanco Holding SA, preferred nominative (ADR)	407,651	5,585
Lojas Americanas SA, ordinary nominative	1,171,727	5,812
Lojas Americanas SA, preferred nominative	1,771,100	10,765
Odontoprev SA, ordinary nominative	269,800	1,314
Omega Geracao SA	973,100	5,500
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)2	920,300	9,240
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)2	1,302,200	12,579
Vale SA, ordinary nominative	1,465,853	14,750
Vale SA, ordinary nominative (ADR)	2,623,470	26,418
		169,495
Chile 1.21%
Enel Américas SA	9,689,523	1,984
Enel Américas SA (ADR)	892,191	9,118
Inversiones La Construcción SA	1,253,398	19,828
		30,930

Emerging Markets Growth Fund — Page 3 of 10

unaudited

Common stocks Latin America (continued) Mexico 3.04%	Shares	Value (000)
América Móvil, SAB de CV, Series L (ADR)	2,688,735	$47,725
Banco del Bajio, SA	3,212,000	6,221
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)2	738,517	6,706
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A	677,200	803
Fibra Uno Administración, SA de CV REIT	4,348,272	7,336
Fomento Económico Mexicano, SAB de CV	363,200	3,471
Grupo Financiero Inbursa, SAB de CV	2,905,300	5,314
		77,576
Peru 1.40%
Credicorp Ltd.	174,228	35,720
		313,721
Eastern Europe and Middle East 7.55% Hungary 0.16%
Wizz Air Holdings PLC1,2	106,929	4,100
Russian Federation 6.56%
Aeroflot - Russian Airlines PJSC1,3	2,936,560	9,385
Alrosa PJSC1	18,530,207	26,494
Baring Vostok Capital Fund IV Supplemental Fund, LP1,2,4,5,6,7	39,302,641	20,154
Baring Vostok Private Equity Fund III, LP1,2,4,5,6,7,8	24,981,597	19,543
Baring Vostok Private Equity Fund IV, LP1,2,4,5,6,7	22,192,132	14,951
Globaltrans Investment PLC (GDR)1	65,601	614
Magnit PJSC1	9,050	1,588
Magnit PJSC (GDR)1	9,070	371
MegaFon PJSC (GDR)1	193,400	2,222
Moscow Exchange MICEX-RTS PJSC1	8,581,547	17,220
New Century Capital Partners, LP1,2,4,5,7	5,247,900	306
Polyus PJSC1	34,210	2,643
Sberbank of Russia PJSC1	2,419,579	8,088
Sberbank of Russia PJSC (ADR)1	1,790,900	25,531
Sistema PJSFC1	2,212,280	514
TCS Group Holding PLC (GDR)1	419,800	6,910
Yandex NV, Class A2	329,925	10,871
		167,405
Turkey 0.40%
Akbank TAS1	3,610,009	9,535
Aktas Elektrik Ticaret AS1,2,4	4,273	—
Türkiye Petrol Rafinerileri AS1	17,113	585
		10,120
United Arab Emirates 0.43%
DP World Ltd.1	485,755	10,909
		192,534
Africa 6.11% South Africa 6.11%
AngloGold Ashanti Ltd.1	48,780	456
Barclays Africa Group Ltd.1	1,262,053	12,973
Discovery Ltd.1	2,282,526	23,737
JSE Ltd.1	698,684	6,392

Emerging Markets Growth Fund — Page 4 of 10

unaudited

Common stocks Africa (continued) South Africa (continued)	Shares	Value (000)
Mr Price Group Ltd.1	403,335	$5,364
MTN Group Ltd.1	1,922,762	17,677
Naspers Ltd., Class N1	333,048	72,701
Shoprite Holdings Ltd.1	796,786	12,177
Telkom SA SOC Ltd.1,2	1,035,031	4,532
		156,009
Other markets 4.93% Australia 0.02%
Newcrest Mining Ltd.1	30,752	505
Canada 0.24%
First Quantum Minerals Ltd.	544,201	6,110
Denmark 1.30%
Carlsberg A/S, Class B1	303,940	33,296
France 0.04%
Edenred SA1	37,065	1,009
Italy 0.14%
Tenaris SA (ADR)	125,092	3,541
Netherlands 0.02%
International Hospital Corp. Holding NV, Class A1,2,4,7,8	609,873	403
Norway 0.10%
BW LPG Ltd.1	564,046	2,600
United Kingdom 0.85%
British American Tobacco PLC1	16,900	1,057
Lonmin PLC1	1,025,066	968
PZ Cussons PLC1	1,378,820	5,897
Sedibelo Platinum Mines Ltd.1,2,4	17,665,800	13,760
		21,682
United States 2.22%
Capital International Private Equity Fund IV LP1,2,4,5,6,7,8	50,842,740	285
Cobalt International Energy, Inc.2	118,084	169
Ensco PLC, Class A	436,300	2,604
MercadoLibre, Inc.	96,512	24,990
Samsonite International SA1	6,638,100	28,485
		56,533
		125,679
Total common stocks (cost: $1,657,134,000)		2,400,557

Emerging Markets Growth Fund — Page 5 of 10

unaudited

Rights & warrants 1.12% Eastern Europe and Middle East 1.12% Kingdom of Saudi Arabia 1.12%	Shares	Value (000)
Al Rajhi Banking and Investment Corp., warrants, expire 20181,3	52,600	$925
Savola Group Co., warrants, expire 20201,3	2,270,792	27,637
		28,562
Convertible stocks 0.02% Other markets 0.02% Netherlands 0.02%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred1,2,4,7,8	622,354	411
Convertible bonds 0.00% Asia-Pacific 0.00% China 0.00%	Principal?amount (000)
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible notes 20201,4,9	RMB97,700	—
Bonds, notes & other debt instruments 0.06% Eastern Europe and Middle East 0.06% Turkey 0.06%
Turkey (Republic of) 11.00% 2022	TRY5,860	1,658
Short-term securities 3.73%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.13% due 10/6/2017	$50,000	49,989
Federal Home Loan Bank 1.01% due 11/24/2017	38,600	38,543
General Electric Co. 1.08% due 10/2/2017	6,550	6,549
Total short-term securities (cost: $95,083,000)		95,081
Total investment securities 99.03% (cost: $1,786,200,000)		2,526,269
Other Assets 0.97%		24,758
Net assets 100.00%		2,551,027

Emerging Markets Growth Fund — Page 6 of 10

unaudited

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the three months ended September 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Common stocks 0.80%
Eastern Europe and Middle East 0.77%
Russian Federation 0.77%
Baring Vostok Private Equity Fund III, LP1,2,4,5,6,7	24,981,597	—	—	24,981,597	$—	$92	$—	$19,543
Other markets 0.03%
Netherlands 0.02%
International Hospital Corp. Holding NV, Class A1,2,4,7	609,873	—	—	609,873	—	1	—	403
United States 0.01%
Capital International Private Equity Fund IV LP1,2,4,5,6,7	50,842,740	—	—	50,842,740	—	—	—	285
								688
Total common stocks								20,231
Convertible stocks 0.02%
Other markets 0.02%
Netherlands 0.02%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred1,2,4,7	622,354	—	—	622,354	—	—	—	411
Total 0.82%					$—	$93	$—	$20,642

1	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $1,867,553,000, which represented 73.21% of the net assets of the fund. This amount includes $1,744,524,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $58,361,000, which represented 2.29% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
6	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
7	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
8	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
9	Scheduled interest and/or principal payment was not received.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007	$ 34,019	$ 20,154.79
Baring Vostok Private Equity Fund III, LP	3/30/2005	19,026	19,543.77
Baring Vostok Private Equity Fund IV, LP	4/25/2007	18,079	14,951.59
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411.02
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	403.02
New Century Capital Partners, LP	12/7/1995	$—	306.01
Capital International Private Equity Fund IV LP	3/29/2005	7,098	285.01
Total private placement securities		$ 89,737	$ 56,053	2.21%

Emerging Markets Growth Fund — Page 7 of 10

unaudited

Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of September 30, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $15,003,000.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the

Emerging Markets Growth Fund — Page 8 of 10

unaudited

results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 21	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$199,971	$1,412,643	$—	$1,612,614
Latin America	313,721	—	—	313,721
Eastern Europe and Middle East	10,871	126,709	54,954	192,534
Africa	—	156,009	—	156,009
Other markets	37,414	73,817	14,448	125,679
Rights & warrants	—	28,562	—	28,562
Convertible stocks	—	—	411	411
Convertible bonds	—	—	—	—
Bonds, notes & other debt instruments
Eastern Europe and Middle East	—	1,658	—	1,658
Short-term securities	—	95,081	—	95,081
Total	$561,977	$1,894,479	$69,813	$2,526,269

1	Securities with a value of $1,689,434,000, which represented 66.23% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the three months ended September 30, 2017 (dollars in thousands):

	Beginning value at 9/30/2017	Transfers into Level 32	Purchases	Sales	Net realized gain3	Unrealized depreciation3	Transfers out of Level 32	Ending value at 9/30/2017
Private equity funds	$55,464	$—	$—	$—	$—	$(225)	$—	$55,239
Other securities	44,343	—	—	(28,624)	4,175	(5,320)	—	14,574
Total	$99,807	$—	$—	$(28,624)	$4,175	$(5,545)	$—	$69,813
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2017								$2,607

2	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
3	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Emerging Markets Growth Fund — Page 9 of 10

unaudited

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2017.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$55,239	$6,794	= 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
RMB = Chinese yuan renminbi offshore
TRY = Turkish lira

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-015-1117O-S64021	Emerging Markets Growth Fund — Page 10 of 10

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: November 28, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: November 28, 2017